UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Portland General Electric Company

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
PORTLAND GENERAL ELECTRIC COMPANY	Meeting Type: Annual Meeting
For holders as of: March 08, 2010
Date: May 13, 2010
Time: 10:00 a.m., PDT
Location: Conference Center Auditorium
25 SW Salmon Street
Portland, OR 97204

PORTLAND GENERAL ELECTRIC COMPANY	You are receiving this communication because you hold shares in the above named company, and the materials you should review before you cast your vote are now available.
ATTN: WILLIAM VALACH 121 SW SALMON STREET 1WTC0403 PORTLAND, OR 97204

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, www.portlandgeneral.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report      2. Notice & Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. or www.portlandgeneral.com

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:             www.proxyvote.com

2) BY TELEPHONE:         1-800-579-1639

3) BY E-MAIL*:                 sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2010 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Portland General Electric Company Annual Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time the day before the meeting date. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Annual Meeting of Shareholders of Portland General Electric Company will be held on Thursday, May 13, 2010 at the Conference Center Auditorium located at Two World Trade Center, 25 SW Salmon Street, Portland, Oregon 97204, for the following purposes:

The Board of Directors recommends a vote “FOR” all director nominees:
1. Election of Directors
Nominees
01) John W. Ballantine	07) Corbin A. McNeill, Jr.
02) Rodney L. Brown, Jr.	08) Neil J. Nelson
03) David A. Dietzler	09) M. Lee Pelton
04) Kirby A. Dyess	10) James J. Piro
05) Peggy Y. Fowler	11) Robert T. F. Reid
06) Mark B. Ganz

The Board of Directors recommends a vote “FOR” the following proposal:

2. To ratify the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2010.

The items of business are more fully described in the Proxy Statement. The record date for the annual meeting is March 8, 2010. Only shareholders of record at the close of business on such date are entitled to vote at the annual meeting.